6. Time Deposits	12 Months Ended
Dec. 31, 2020
Time Deposits [Line Items]
Time Deposits

At December 31, 2020, the scheduled maturities of time deposits are as follows:

(Dollars in thousands)

2021	$57,475
2022	19,235
2023	14,815
2024	10,926
2025 and thereafter	3,821

Total	$106,272

At December 31, 2020 and 2019, the Bank had approximately $12.4 million and $22.3 million, respectively, in time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service (“CDARS”) on behalf of local customers. CDARS balances totaled $4.3 million and $3.1 million as of December 31, 2020 and 2019, respectively. The weighted average rate of brokered deposits as of December 31, 2020 and 2019 was 1.43% and 1.96%, respectively.